Exhibit 10.13

AMENDMENT OF SUBLEASE AGREEMENT

This Amendment of Sublease Agreement (this “Amendment”) is entered into as of April 5, 2012, by and between EQUITRANS, L.P., a Pennsylvania limited partnership, with its principal offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (“Sublessor”), and EQT PRODUCTION COMPANY, a Pennsylvania corporation, with its principal offices at 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (“Sublessee”).  The parties agree as follows:

1.                                      Sublessor and Sublessee are parties to that certain Sublease Agreement effective March 1, 2011, as to certain leases situated in Pennsylvania and West Virginia (the “Sublease”).

2.                                      Section 4 of the Sublease, titled “AREA OF MUTUAL INTEREST.” is hereby amended and restated in its entirety to read as follows:

“4.                                AREA OF MUTUAL INTEREST.  (a) If between January 1, 2008, and the effective date hereof, Sublessee acquired a lease that contains natural gas storage rights on a tract within the “AMI Area” (defined as all lands contained within a thick blue line on the maps referenced on “Exhibit A”), or if Sublessee acquires such a lease during the term of this Agreement, then it shall notify Sublessor of the same and enter into an agreement to permit Sublessor to store gas on such lease tract in the applicable Gas Storage Formation and 200’ Buffers.  (b) During the term of this Agreement, if Sublessor acquires a lease that contains natural gas and/or oil production, development, marketing, and exploration rights on a tract contained in the AMI Area, then it shall notify Sublessee of the same and said lease and tract shall automatically be a “Lease” (and included in the definition of Contract Area herein) under this Agreement and shall be subject to Sublessee’s rights under this Agreement.  The non-acquiring party under (a) and (b) above shall pay the acquiring party a reasonable fee for the rights being acquired in the new tract by the non-acquiring party.”

3.                                      This Amendment may be executed in separate counterparts and all such counterparts shall be deemed an original.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

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SUBLESSOR:		SUBLESSEE:

EQUITRANS, L.P.		EQT PRODUCTION COMPANY

/s/ Randall L. Crawford		/s/ Steven T. Schlotterbeck

By: Randall L. Crawford		By: Steven T. Schlotterbeck
Its: President		Its: President
Signature Date:	April 5, 2012	Signature Date:	4/10/12

COMMONWEALTH OF PENNSYLVANIA;

COUNTY OF ALLEGHENY:

I, Wallette L. Shealey, a Notary Public in and for said County and Commonwealth, certify that Randall L. Crawford, the President of Equitrans, L.P., personally known to me to be the same person who signed above, appeared before me today in said Commonwealth and County, and acknowledged and delivered the instrument to be his free act and deed.  Given under my hand this 5th day of April, 2012.  My commission expires: August 3, 2013

[SEAL]	/s/ Wallette L. Shealey
Notary Public

COMMONWEALTH OF PENNSYLVANIA;

COUNTY OF ALLEGHENY:

I, Shawn E. Columbus, a Notary Public in and for said County and Commonwealth, certify that Steven T. Schlotterbeck, the President of EQT Production Company, personally known to me to be the same person who signed above, appeared before me today in said Commonwealth and County, and acknowledged and delivered the instrument to be his free act and deed, on behalf of said company.  Given under my hand this 10th day of April, 2012.  My commission expires: April 8, 2014

[SEAL]	/s/ Shawn E. Columbus
Notary Public